POWERSHARES QQQ INDEX TRACKING TRUSTSM

SUPPLEMENT DATED MARCH 22, 2011 TO THE PROSPECTUS DATED JANUARY 28, 2011

The ticker symbol for PowerShares QQQ Index Tracking TrustSM (the "Trust") on The Nasdaq Stock Market, Inc. has changed to "QQQ." In connection with this change, all references to the symbol "QQQQ" are hereby replaced with references to the symbol "QQQ."

Please Retain This Supplement For Future Reference.